Exhibit 99.2

Forward-Looking Statements This presentation, dated October 26, 2026, including any investor materials or other document of which it forms a part (this "Communication"), contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws, regarding FF EAI Robotics Ecosystem Inc. ("FFR") and its industry, and Faraday Future Intelligent Electric Inc. ("FFAI") and its business. All statements, whether written or oral, other than statements of historical fact, including any financial projections and any statements regarding future events, strategy, FFR's transition to robotics operations, FFR's plans for RoboShare, FFR's digital asset disposition plans, the completed acquisition by FFR of the FF EAI Robotics business from FFAI and FFAI's disposition thereof, the projections referenced in this communication, any related financing, and the anticipated benefits and effects of the foregoing, FFR's and FFAI's objectives, expectations, or anticipated actions or results, are forward-looking statements. You can often identify forward-looking statements by words such as "may," "might," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," "likely," or "continue," or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking. These statements reflect our current expectations and projections about future events as of the date of this Communication and are necessarily based on estimates and assumptions that, while considered reasonable by management, are inherently uncertain. Neither FFR nor FFAI can give assurance that such forward-looking statements or financial projections will prove to be correct. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of numerous risks and uncertainties, both general and specific, including, but not limited to: The completed transaction. Risks relating to the completed acquisition of the FF EAI Robotics Business by FFR from FFAI include the issuance of a substantial number of shares as consideration and the resulting dilution; the issuance of non- voting preferred stock and the restrictions on its conversion; the fact that FFAI is FFR's controlling stockholder and the conflicts of interest inherent in the transaction; the effects of the amended and restated lead investor agreement, including the concentration of voting and governance rights in FF Global Partners LLC and the other group members, FFR's potential reliance on controlled-company exemptions and contractual limitations on certain corporate, governance and financing actions; FFR's dependence on FFAI for transition, supply and support following the closing; the scope and enforceability of the non-competition and governance arrangements entered into in connection with the transaction; the consequences of the transaction under Nasdaq listing rules, including the possibility that FFR must satisfy initial listing requirements in connection with a change of control or change in the nature of its business; FFR's ability to integrate and operate the acquired business; restrictions under Nasdaq Listing Rule 5635 on the number of shares of common stock FFR may issue before stockholder approval and completion of the Regulation 14C information statement process; reviews or requirements of the Committee on Foreign Investment in the United States and other regulatory authorities; export control, sanctions and supply-chain restrictions, including with respect to suppliers in, and persons with remote access located in, the People's Republic of China; the DOJ Data Security Program rule and other restrictions on sensitive personal data; FFR's and FFAI's dependence on key personnel, including Yueting Jia and Jiawei Wang; the extent of revenue derived from related parties; and the substantial funding required by the acquired business, which materially exceeds the anticipated proceeds of the PIPE financing; and the risk that the acquired business performs differently than anticipated. Projections. The projections referenced in this communication were not prepared with a view toward public disclosure or toward compliance with the published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding prospective financial information, and no independent registered public accounting firm has examined, compiled or performed any procedures with respect to them, and none expresses an opinion or any other form of assurance with respect to them. The projections reflect estimates and assumptions that are inherently uncertain and subject to change, including assumptions reflected in the business plan reviewed in connection with the transaction. Actual results are likely to differ and may differ materially. Liquidity, capital and going concern. FFR's limited cash and liquidity position and our history of operating losses and negative operating cash flow; substantial doubt regarding FFR's and FFAI's ability to continue as a going concern, as described in their respective periodic reports; FFR's and FFAI's need to obtain additional financing on acceptable terms or at all, and the substantial dilution to existing stockholders that additional financing may cause, including any financing contemplated in connection with the transaction, which may not be completed or may be on less favorable terms than anticipated; FFR's ability to fund operations pending and following the disposition of its digital asset positions; and FFR's and FFAI's ability to satisfy the continued listing requirements of The Nasdaq Stock Market, including stockholders' equity, minimum bid price and other applicable standards. FFR's strategic transition and the disposition of digital assets. Risks associated with a fundamental shift in FFR's business strategy and the redeployment of resources from a digital asset treasury strategy to robotics operations; FFR's ability to execute the disposition of FFR's digital asset positions in an orderly manner and on acceptable terms; the risk that amounts realized on disposition are materially less than carrying value as a result of price volatility, market depth, execution timing, custody or transfer constraints, or other limitations; tax, accounting and regulatory consequences of the dispositions; the continued volatility and regulatory uncertainty associated with digital assets and cryptocurrencies during the wind- down period; the concentration of a substantial portion of FFR's assets in a single equity investment, including an investment in a related party, and the illiquidity, valuation uncertainty, holding-period and transfer restrictions associated with that investment; and risks arising from FFR's relationships and agreements with related parties and significant stockholders, including FFAI.

Forward-Looking Statements (continued) FFR's robotics operations business. FFR's limited operating history in robotics operations and commercialization and the absence of a meaningful revenue history; the early stage of RoboShare and the risk that customer demand, repeat demand, pricing, utilization or unit economics do not develop as anticipated; FFR's dependence on a small number of customers, on a single initial geographic market, and on individual events or engagements, and the risk that the loss of, or a change in the terms of, any such relationship has a disproportionate effect; FFR's dependence on third-party robot owners, operators, suppliers, original equipment manufacturers and local partners, and on their willingness to make robots available on its platform; risks relating to the availability, cost, quality, maintenance, transport, insurance and technological obsolescence of robots and related equipment, and to supply chains, tariffs and trade measures affecting them; and FFR's ability to expand into additional markets and to attract and retain participants on both sides of its marketplace. FFAI's electric vehicle business. Tariff uncertainty for imported products, particularly from China; demand from automobile dealers for robotics products; FFAI's ability to homologate FX vehicles for sale; FFAI's ability to secure the necessary funding to execute on the FX strategy, which is substantial; FFAI's limited operating history and the significant barriers to growth it faces; FFAI's ability to execute on its plans to develop and market its vehicles and the timing of these development programs; FFAI's estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of FFAI's vehicles; FFAI's ability to cover future warranty claims; the success of other competing manufacturers; and the performance and security of FFAI's vehicles. Operations, safety and liability. Risks of property damage, personal injury or death arising from the operation of humanoid robots, quadrupeds and other autonomous or semi-autonomous machines in proximity to performers, employees, guests and the public, including at live events and in uncontrolled environments; product liability, premises liability, negligence and related claims and the adequacy, scope, availability and cost of FFR's insurance coverage and of contractual indemnities from customers, owners and suppliers; the allocation of responsibility among us, robot owners, venues, event producers and customers; permitting, licensing, occupational safety and event-specific regulatory requirements; and the reputational consequences of any safety incident. Technology, data and intellectual property. Systems, network, telecommunications or service disruptions, failures, defects or cyber-attacks; the performance, reliability and autonomy limitations of robotic systems and of the software, models and networks that support them; FFR's and FFAI's collection, use, storage, transmission and protection of personal information, including images and any biometric or biometric-adjacent data, including that captured in the course of FFR's robot deployments, and evolving privacy, biometric and artificial intelligence laws and regulations across the jurisdictions in which FFR and FFAI operate or intend to operate; FFR's and FFAI's ability to obtain, maintain, protect and enforce their respective intellectual property rights and to defend against third-party claims of infringement or misappropriation; and FFR's and FFAI's reliance on third-party technology, platforms and licenses. Legal, regulatory and general. The regulated industries and jurisdictions in which FFR and FFAI operate; current or future laws or regulations and new interpretations of existing laws or regulations, including those applicable to digital assets, robotics, autonomous systems, electric vehicles, consumer protection, advertising and endorsements; the risk that FFR's or FFAI's marketplace arrangements, or the manner in which they are described, are characterized differently than the parties intend by regulators or courts; the failure of counterparties to perform their contractual obligations; litigation, regulatory inquiries, investigations and enforcement actions, and their costs and outcomes; business, economic, market and capital-market conditions; competition in FFR's and FFAI's industry; changes in market demand for, and the pricing of, FFR's products and services; FFR's and FFAI's ability to define, design and release new products and services in a timely manner that meet customer needs; FFR's and FFAI's ability to attract, retain and motivate qualified personnel, including key management; FFR's and FFAI's ability to manage their respective growth and transitions; and FFR's and FFAI's ability to maintain effective internal control over financial reporting and disclosure controls and procedures. This list of factors is not exhaustive. Additional risks and uncertainties are described more fully in FFR's and FFAI's respective filings with the U.S. Securities and Exchange Commission (the "SEC"), including their Annual Reports on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q, and subsequent filings, which are available on the SEC's website at www.sec.gov. Investors are urged to review the liquidity, capital resources and going concern disclosures contained in those reports. The forward-looking statements in this Communication speak only as of the date hereof. Except as required by law, neither FFR nor FFAI nor any other person undertakes any obligation to update or revise any forward-looking statement or financial projection set out herein, whether as a result of new information, future events or otherwise. This Communication is provided for informational purposes only, does not constitute an offer to sell or the solicitation of an offer to buy any security, and does not constitute investment, tax or legal advice or any investment recommendation, and does not take into account the investment objectives or financial situation of any person. FFR and FFAI reserve the right to amend or replace the information contained herein, in whole or in part, at any time, and undertakes no obligation to notify any recipient thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. This caution is made under, and these forward-looking statements are intended to be covered by, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This Communication includes EBITDA, contribution margin, unit gross margin and cumulative funding need, which are not measures prepared in accordance with U.S. GAAP. A reconciliation of projected non-GAAP measures is not provided because the reconciling items cannot be predicted without unreasonable efforts; such items could be significant. Industry and Third-Party Data Statements regarding market position and peer companies are based on the sources identified on the relevant slides, internal estimates and information published by third parties, which FFR and FFAI have not independently verified. Peer- company information, including that of private companies, is self-reported and may not be prepared on a basis comparable to FFR's or FFAI's. Oral Statements Oral forward-looking statements made in connection with this Communication are qualified by the cautionary statements herein and in FFR's and FFAI's SEC filings.

01 FFAI: A Physical AI Investment & Holding Platform Benchmarking Berkshire Hathaway — expanding across Physical AI through controlling stakes and M&A Analogy: Berkshire Hathaway vs. FFAI Berkshire Hathaway FFAI Core model Diversified: financial services & insurance, tech giants, manufacturing Focused solely on investment and M&A within Physical AI Management Controlling stakes with board- level governance Controlling stakes with board- level governance and operations Value creation Long-term holding Long-term holding Holding structure FFAI (Nasdaq: FFAI) Nasdaq: FFR (EAI Robotics) Controlled FF & FX (EAI Cabin, Robotaxi) Controlled Potential M&A EAI Brain & Developer Platform Industry Productivity Solutions EAI Data Other Physical AI (e.g., drones) All in on the Tesla ecosystem - Proposal • FX Super One & FF 92 join Robotaxi as a premium tier • Capital-light fleet expansion: a premium tier with no new vehicle, Hanford capacity, and public proof of fleet economics The transaction: FFR became an independent, Nasdaq-listed robotics business $200M Valuation basis; option-adjusted consideration at $2.246 options assumed separately $10M Following the transaction, the robotics business is held in a separately listed company, and its results will be reported in FFR's periodic SEC filings. Solid: controlled holdings · Dashed: potential future M&A / controlling stakes. Transaction information is a summary only and is qualified in its entirety by the definitive agreements filed by FFR with the SEC. PIPE amount shown is a maximum; the acquisition is not conditioned on PIPE funding. Robotics-related opportunities would be pursued by FFR, subject to the transaction's non-competition provisions. Tesla initiatives: These initiatives relate to FFAI and not FFR. Tesla initiatives are proposed and forward-looking and depend on Tesla allocation, network terms, regulatory approvals and financing; Tesla, Cybercab, FSD, Robotaxi and Supercharger are trademarks of Tesla, Inc. • FF "3rd AI Space" in Cybercab cockpits: sports, markets, mobile office • FF brings fleet capital, depot ops and premium models; Tesla brings Cybercabs, network access, FSD and charging PIPE at $1.50/share

02 FFR Overview: An Embodied AI Company, 12 Years of Automotive Capabilities Powering Robotics The first U.S. EAI robotics OEM to deliver humanoid and bionic robots, and No. 1 in U.S. cumulative shipments as of September 30, 2026 ■Company profile FFR is a U.S. Embodied AI (EAI) robotics OEM building a Four-Core Full-Stack AI Ecosystem across the EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions and EAI Data Factory. It is the first U.S. company to deliver both humanoid and bionic robots, advancing the robotics industry's growth. Four-Core Full-Stack AI Ecosystem The only company in North America with an initial Four-Core Full-Stack AI Ecosystem, serving education, industry, security and commercial services. The delivery, data collection, brain evolution, capability improvement and deployment cycle supports commercialization at scale. One Brain, Multi-forms, Multi-capabilities • One intelligent brain powers multiple robot form factors. • Multiple robot form factors serve diverse use cases. 12 years of automotive expertise FFR applies FF's 12 years of U.S. R&D, AI software, supply chain, manufacturing, quality, compliance, delivery and user operations to robotics. FFAI Group has invested approximately $4B, with 50% allocated to R&D. Built in USA program: building U.S. robotics manufacturing capabilities • U.S. assembly, with FF's own factory opening in 2026 • Hanford manufacturing facility • First EAI robot expected to be off the U.S. line in February 2027 Five-year targets • Top 3 among U.S. companies in global EAI device sales • Top 3 in industry ecosystem revenue Note: All 'E' figures and targets on this slide, including the five-year targets, are FFAI management projections for the RobotCo business on a standalone basis, are forward-looking statements and are not commitments. See 'Forward-Looking Statements.' 12 Years · Invested ~$4.0B Automotive-grade R&D / manufacturing / supply-chain system (50% R&D) Today · Achieved 817 units #1 in U.S. cumulative shipments · positive unit gross margin 2026E · Target $7.1M · 2,001 units Full-year revenue and shipment targets 2027E · Target $45.2M · 7,400 units Full-year revenue and shipment targets; first in-house line EAI robot in Feb 2027 2028E · Target Q3 Operating Cash Flow Positive Operating cash flow positive for the quarter Source: Company, as of 09/30/2026

03 Four-Core Full-Stack AI Ecosystem: FFR's Ecosystem Evolution Flywheel ■Four-Core Full-Stack AI Ecosystem FFR's robotics business model combines EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, and EAI Data Factory. Each core operates independently while reinforcing the others through a flywheel that maximizes business value. ■Internal flywheel Data and capabilities circulate across the four cores: more devices → more data → a stronger brain → more deployments → more sales. ■External flywheel Opening all four cores builds a developer ecosystem around a reciprocal customer– supplier model. Partners buy FFR devices to develop skills, solutions and components. FFR purchases and integrates their capabilities, expanding the ecosystem and increasing device sales. Four-Core Full- Stack AI Robotics Ecosystem EAI Devices EAI Data Factory EAI Brain Developer Platform Industry Productivity Solutions Open device ecosystem FFR and partner brands serve the broader market Brain licensing and an open-source developer platform License EAI Brain capabilities to partners and attract developers Open Data Factory Data sales and training services for data collection and large language model companies Open Industry Productivity Solutions Open to solution providers and system integrators

03 Four-Core Full-Stack AI Ecosystem: Business Progress 02 EAI Devices 817 units • Cumulative shipments with gross margin per unit • 2026 target: 2,001 units; ~130,000 units over five years • Focus on education, industry, security and inspection 01 EAI Brain & Developer Platform 100% deployment 100 skills / 200 developers • Simulation motion-tracking success rate validates cross-form-factor compatibility • Core stack: AI interaction, VLA, manipulation and WBC • VLA fine-tuning on NVIDIA GR00T; SONIC advances WBC • Commercialization framework established: Soul Framework / Brain Blocks / SDK 03 Industry Productivity Solutions Year-end 2026 Across education, industry, security and commercial services, translate EAI capabilities into repeatable, deployable and scalable industry productivity solutions. 04 EAI Data Factory 2,100 hrs/month (Aug. 2026) → 20,000 hrs/month (year-end 2026) • Integrated collection → training → evaluation → deployment → continual learning cycle • 50,000 hours of real-world data targeted for the year, building a lasting competitive advantage • Data business revenue exceeds $400,000 Source: Company, as of 09/30/2026 All projected figures are FFAI management projections for the FF EAI Robotics business on a standalone basis; not FFR guidance.

03 Four-Core Full-Stack AI Ecosystem: EAI Devices Three form factors, five series, 12 models: humanoids, quadrupeds and mobile manipulators Humanoid Futurist Flagship full-size humanoid 51 DOF · 172 cm/55 kg · Thor platform · 3D LiDAR · Education/ research/ indust rial training From $89,900 Master Mid-size athletic humanoid 131 cm/39 kg · 31 DOF · Orin platform · 50+ languages/ 30+ expressions · Guided tours and shows From $29,990 Master Mini Compact humanoid 100 cm/20 kg · Pro/Ultra From $9,990 Nova Entry-level miniature humanoid Under 50 cm · Home companionship $2,490 Nova Mini Physical AI education humanoid Foundational Physical AI education · Humanoid robotics + structured, progressive curriculum $299 Quadruped Navi Foundational learning quadruped 8 kg weight · 3D-printed/DIY · Visual programming · STEM education/home companionship $1,990 Aegis Professional quadruped 10 kg payload · Quadruped or four- wheel · 30° slope/35 cm obstacle · 5.5 m/s · Education/security & inspection From $3,990 Aegis Ultra-W Lightweight professional wheel-legged quadruped ~22 kg · 5.5 m/s · 65 cm obstacle · Security/companionship From $12,990 Aegis Mega A Mid-size industrial wheel-legged quadruped 50 kg payload · 25 cm steps/80 cm obstacle · Security/inspection $74,990 Aegis Mega D Mid-size industrial wheel-legged quadruped Dual hot-swap batteries, 5 h · Multi-payload modules $74,990 Aegis Hyper Large industrial quadruped All-weather · Thermal imaging/gas detection/3D scanning $137,900 Mobile manipulator Faber Mobile manipulator 5 kg payload per arm · 7 DOF · Height-adjustable body · 2 m/s · Dual LiDAR · Thor computing · Autonomous charging — production, sorting and data capture Contact sales for pricing One Brain, Multi-forms, Multi-capabilities — the broadest EAI device portfolio by form factor in the U.S. market, spanning education, industrial application, security & inspection, and entertainment.

04 RoboShare: Rental Demand Drives Sales, Sales Expand Supply A robot-sharing marketplace connecting customers, robot owners and local operators; one rental order turned a 5-robot plan into a 23-robot signed order ①Marketplace: three participants, one platform Customers Rent before buying Access robots for short-term projects or longer-term use without purchasing them Robot owners Put assets to work List eligible robots for rental and receive equipment-use fees Local operators Deploy and fulfil Support on-site deployment, operation and fulfilment of rental orders ②Business model: asset-light, platform fees + direct services Revenue model: platform fees + direct services • RoboShare coordinates booking, pricing, scheduling, payment and fulfilment • Revenue = platform commissions on rentals + direct services (project coordination, content design, customer operating support) • Marketplace transaction volume is separate from recognized platform fee and service revenue Supply model: asset-light, multi-brand • Starts with FF robots; open to additional brands • Expands through equipment owned by customers, dealers and third parties, supported by local fulfilment partners; the platform does not hold every robot • RoboShare & Co.: North American partner program connecting dealers, owners, customers, referral partners and rental operators ③Early commercial evidence: rentals convert into purchases US$33,000 One-year rental order, education customer 5 → 23 robots Purchase plan → signed order after the rental +18 units Additional FFAI robot units ordered 1 → 3 models Purchase mix widened The RoboShare flywheel Rental demand Robot purchases Rentable supply More rental capacity Rental demand drives sales, sales expand supply: a one-year rental order turned a 5-robot plan into a 23-robot signed order Note: early commercial example. Rental order value differs from recognized platform revenue, and purchased robots do not automatically become rentable supply. RoboShare is operated by AIxCrypto EAI, Inc., a subsidiary of FF EAI Robotics Ecosystem, Inc. Source: Company, as of 09/30/2026

04 Financials & Valuation: Monthly Sales at Record Highs in 2026; Quarterly Operating Cash Flow Turns Positive in Q3 2028 Actual shipments (monthly) → 2026E Shipment guidance + 2027E–2030E plan (annual): Units (bars) × Gross margin (line) + Revenue ACTUAL 2026 monthly shipments (units) 22 46 69 105 152 158 265 Mar Apr May Jun Jul Aug Sep 817 units Mar–Sep cumulative · Sep 265 units, new monthly high Actual financials Revenue GM 4Q25A $0 n/a* 1H26A $1.14M 31% Business Plan Units, gross margin & revenue PLAN Revenue CAGR ~250% 2026E–2030E Gross margin (line) Units (bars) guidance · plan 10% 31% 44% 49% 54% -0.45 -0.25 -0.05 0.15 0.35 0.55 0 10000 20000 30000 40000 50000 60000 70000 2026E 2027E 2028E 2029E 2030E 2026E 2027E 2028E 2029E 2030E Revenue ($M) 7.1 45.2 258.9 604.7 1,064.2 Units 2,001 7,400 24,125 40,250 60,000 Gross margin 10% 31% 44% 49% 54% 134K units 5-yr cumulative units (2026E–2030E) 150× Revenue growth 2026E → 2030E $1.06B 2030E revenue (plan) +$361M 2030E EBITDA (plan) Q3 2028 Quarterly operating cash flow turns positive GM 10% → 54%: entry-level education models first (positive unit margin) → richer product mix, ecosystem & software reaching 49% of revenue → growing recurring revenue per installed robot + scale cost-down and capacity ramp * No revenue in 4Q25 (opex $0.90M), so no GM. 4Q25 actuals from audited and 1H26 actuals from unaudited carve-out combined financial statements of the Robotics Business. PCAOB-audited financial statements have not been completed and may differ. No quarterly split, hence 4Q25 and 1H26 shown. Monthly shipments per internal data. Source: Company, as of 09/30/2026

Revenue grows 150x in five years, with ecosystem and software reaching 49% Revenue mix · device sales × ecosystem and software ($M) EBITDA turns positive in 2028, reaching +$361M in 2030E; gross margin rises from 10% to 54% EBITDA and Net Income ($M) Peak cumulative funding need of ~$150M (Q3 2028); five-year CapEx of $98M Cumulative funding need · operating basis, before financing ($M) Quarterly operating cash flow turns positive in Q3 2028; FY2028 reaches +$1.8M Quarterly operating cash flow · Q1 2027 – Q4 2028 ($M) 04 Financial Projections: Five-Year Financial Overview

04 U.S. Peer Benchmarking: Significant Growth Potential for FFR FFR One Brain, Multi-forms Robot World Agility Robotics Single industrial humanoid: Digit Figure AI Single general-purpose humanoid: Helix FFR combines deliveries, positive gross margin and public-market liquidity Product form factors One Brain, Multi-forms: 3 forms / 5 series / 12 models Single form factor: Digit (currently v4) Single general-purpose humanoid Use cases Education, industry, security / inspection and commercial services Warehouse logistics Logistics / manufacturing pilots Cumulative deliveries 817 units; No. 1 in U.S. shipments Single-digit shipments; 9 pilot production lines - Product status Volume deliveries underway; first unit expected to be off FFR's U.S. line in Feb. 2027 v5 not yet in volume production (2026 launch planned) Figure 03 in small batches Ecosystem revenue First Data Factory order: $400K, delivered and recognized $300M+ lease contracts with a related party; 453,000 warrants, released against milestones - Latest revenue $1.52M cumulative (independent third-party customers) FY2025: $1.78M (64% related-party) - Margin / profit (actual) +30% positive gross margin −151% gross margin ($2.7M gross loss) - Cash burn ~$150M cumulative funding to breakeven in 2028 2025 cash uses: $102M; going-concern uncertainty - Breakeven timing Q3 2028 (positive operating cash flow) Not disclosed - Listing / transaction Acquisition completed: October 2026 SPAC (Churchill XI): expected Q4 2026–Q1 2027 Private; no S-1 filed Valuation ~$200M $2.5B pre-money (≈12.5× FFR) $39B (≈195× FFR) 2027E P/S 4.4× (contribution valuation) No revenue guidance; ≥~25× at implied full order capacity - Proposed PIPE financing $10M ~$620M ($420M trust + $200M PIPE) ~$1.9B raised privately to date ① Strategy ② Business ③ Financials ④ Capital Sources: Public filings and company investor materials: Agility Robotics Investor Presentation (June 24, 2026) and Form S-4 (FY2025 audited financials, Note 14); Figure AI's self-reported Financial Profile; FFR company data. Forward-looking figures are identified as in the sources. Illustrative only; not an offer of securities. 2027E P/S: FFR contribution valuation / BP FY2027E revenue of $45M; Figure self-reported 2027E revenue of $110M. Agility has no revenue forecast: ≥~25× is an implied lower bound using its order economics (1,000 units × ~$100K/unit/year), assuming all units are delivered and recognized for a full year. The actual multiple may be higher.

05 FFR Pro Forma Capitalization at Closing Public float: ~13M shares, ~32% of common stock at closing (~11% fully diluted after approval) Holder At closing (before stockholder approval) After approval, as-converted (fully diluted) Can it be sold in the near term? Common stock Restricted preferred (as-converted) Shares % of total Status Lock-up / registration FFAI (existing shares + consideration shares) ~15M ~65M ~80M ~66% Locked up New shares: 18-month lock-up, reg. rights after 12 months RobotCo employees (ESOP) ~13M – ~22M ~18% Restricted 180-day market standoff; shares and options vest 25% at 6 months, then monthly over 36 months PIPE investors – ~7M ~7M ~5% Restricted All preferred at closing; converts into common after 14C effectiveness, subject to each investor's 4.99% blocker; resale registration within 30 days of closing Existing AIXC public (excl. FFAI) ~13M – ~13M ~11% Public float Freely tradable Total ~40M ~72M ~122M 100% At closing (before stockholder approval), approximately 13M shares held by existing public stockholders are freely tradable. The pro forma capitalization shows approximately 40M common shares outstanding, including approximately 1M consideration shares issued to FFAI and approximately 13M shares attributed to RobotCo employees. The transaction documents limit issuances and conversions of common stock before stockholder approval and completion of the Regulation 14C process; excess consideration and PIPE securities are represented by non-voting convertible preferred stock (shown as-converted). FFAI's voting power is approximately 37% at closing of PIPE. After stockholder approval, FFAI's as-converted, fully diluted ownership is approximately 66%. Ownership after stockholder approval, on an as-converted and fully diluted basis (~122M shares) FFAI ~66% · New shares: 18-month lock-up Employees ~18% standoff + vesting PIPE ~5% Public float ~11% ~89% locked up, vesting or awaiting registration ~11% tradable Illustrative: $200M RobotCo valuation basis at ~$2.25/share; up to $10M PIPE at $1.50/share, assume fully closed under PIPE investment agreement. Restricted preferred shown as the number of common shares issuable on conversion, subject to the required stockholder approval and applicable conversion restrictions, including the 4.99%/9.99% beneficial ownership blocker. Figures rounded to the nearest 1M and whole %; totals may not sum. % FD = fully diluted; % common = common stock only. Source: FFR pro forma cap table v14 (Exercised case, 10/23/2026).

06 2026 Full-Year Guidance Revenue, units shipped and average sales price for the full robotics offering (hardware devices + ecosystem) Units Shipped FY2026E 2,000 Full-year EAI robot shipments across all form factors Guidance reflects management's expectations for full-year 2026 as of October 26, 2026, for the acquired FF EAI Robotics business on a standalone full-year basis. Because the acquisition closed on October 23, 2026, this guidance is not expected to correspond to FFR's consolidated 2026 results, which will include the acquired business only from the closing date. It is forward-looking, is not a guarantee of future performance, and actual results may differ materially; see 'Forward-Looking Statements.' Figures are rounded. Source: Company. Positive Gross Margin

Thank you Investor Contact for FFR FF EAI Robotics Ecosystem Inc Inc. (Nasdaq: FFR) 1990 E. Grand Ave. El Segundo, California 90245 Investor Relations Department IR@ff.com +1 (760) 452-8111 https://investors.ff.com/ Investor Contact for FFAI Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) 1990 E. Grand Ave. El Segundo, California 90245 Investor Relations Department IR@ff.com +1 (760) 452-8111 https://investors.ff.com/ Additional Information and Where to Find It FFR plans to file with the SEC an information statement on Schedule 14C relating to the stockholder approval obtained by written consent in connection with the transaction. No vote or proxy is being solicited in connection with this Communication. Investors are urged to read the information statement and FFR's other SEC filings when available, because they will contain important information about FFR, the FF EAI Robotics business and the transaction. More information about FFAI is available in FFAI's SEC filings. These documents will be available free of charge at www.sec.gov and at https://investors.ff.com/.